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                                                              Exhibit 99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Garrett R. Van Wagoner, Chief Executive Officer & Chief Financial Officer of Van Wagoner Funds, Inc. (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  MARCH 3, 2004           /s/ Garrett R. Van Wagoner
     --------------------      ----------------------------------
                               Garrett R. Van Wagoner, Chief Executive Officer &
                               Chief Financial Officer
                               (principal executive officer &
                               principal financial officer)